EAS CROW POINT ALTERNATIVES FUND

(formerly EAS ALTERNATIVES FUND)

Class A	Ticker:	EASAX
Class C	Ticker:	EASYX
Class I	Ticker:	EASIX

a Series of Northern Lights Fund Trust

Supplement dated March 1, 2013 to the Prospectus

dated July 9, 2012, as revised July 12, 2012 and July 24, 2012

At an in-person Board meeting held on February 6, 2013, the Trust’s Board of Trustees approved the appointment of Crow Point Partners, LLC (“Crow Point”), located at 10 New Driftway, Scituate, Massachusetts, 02066, to serve as interim and replacement investment adviser to the Fund.  A shareholder meeting is currently scheduled for March 28, 2013, at which time the shareholders will be asked to approve an investment advisory agreement with Crow Point.  Pursuant to the terms of an interim agreement (“Interim Agreement”), Crow Point will manage the Fund’s investments on a day-to-day basis and will employ substantially the same investment strategies as the previous adviser in managing the Fund’s assets.   The Interim Agreement took effect March 1, 2013 for a term of no more than 150 days later, and will be terminated upon approval of the new investment advisory agreement with Crow Point by shareholders representing a majority (as defined under the Investment Company Act of 1940, as amended) of shares of the Fund.

Under the Interim Agreement between the Fund and Crow Point, the Fund pays Crow Point an annual advisory fee equal to 1.00% of the Fund’s average daily net assets.  This advisory fee is the same as that paid to the Fund’s prior adviser, Emerald Asset Advisors, LLC  Under an Assignment and Consent of the Expense Limitation Agreement, described in the prospectus, Crow Point has contractually agreed to waive its fees and continue to reimburse expenses of the Fund, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.95% for Class A Shares, 2.70% for Class C Shares and 1.70% for Class I Shares of the Fund's average daily net assets.  The expense limits are the same as those provided by the prior adviser and as described in the prospectus.

The prior investment advisory agreement between the Fund and Emerald Asset Advisors, LLC, the Fund’s adviser since inception, was terminated upon Emerald’s resignation and execution of the Interim Agreement.  Any references to Emerald Asset Advisors, LLC, in the Fund’s Prospectus and Statement of Additional Information as the adviser to the Fund are hereby replaced with Crow Point Partners, LLC. Furthermore, any references to the “EAS Trademark Capital Global Fund” are also removed as such Fund  was closed as of January 15, 2013.

Effective February 15, 2013, the Board approved a name change for the Fund.  All references to “EAS Alternatives Fund” should be replaced with “EAS Crow Point Alternatives Fund.”

The following sections of the prospectus are also revised and replaced in their entirety:

MANAGEMENT – Investment Adviser

Crow Point is an SEC registered investment adviser formed in 2006, organized to provide [investment advisory services to individuals and pooled investment vehicles such as the Fund].  As of December 31, 2012 it had $1.1 billion in assets under management.

MANAGEMENT –Portfolio Managers

Peter J. DeCaprio – Co-Founder, Portfolio Manager, Principal.  Peter DeCaprio co-founded Crow Point Partners in 2006 and serves as the firm’s Chief Executive Officer. Previously, Mr. DeCaprio worked at Evergreen Investments as a senior analyst covering the utility, telecommunications, and media sectors, and was a senior equity analyst at Thomas Weisel Partners. He has also worked as an analyst at BancBoston Robertson Stephens, Dillon Read and Co. Inc., Houlihan Lokey Howard and Zukin, and TIAA-CREF. He is a graduate of Duke University’s Fuqua School of Business, where he received his MBA, and Tufts University where he received a Bachelor of Arts degree.

Timothy P. O’Brien, CFA – Co-Founder, Portfolio Manager, Principal.  Timothy O’Brien co-founded Crow Point Partners in 2006 and serves as the firm’s Chief Investment Officer. Mr. O’Brien is the lead portfolio manager of the Wells Fargo Advantage Utilities and Telecommunications Fund (EVUAX), the Wells Fargo Advantage Utility and High Income Fund (ERH), and the Wells Fargo Advantage Global Dividend Opportunity Fund (EOD). Previously, Mr. O’Brien was the lead portfolio manager of the Gabelli Utility Fund, and the Eaton Vance Utilities Fund. He has also worked at Loomis Sayles and PNC Bank. He is a magna cum laude graduate of the University of Massachusetts, and received his MBA from the University of Pennsylvania’s Wharton School of Business. Mr. O’Brien is a Chartered Financial Analyst.

James F. Hickman - Portfolio Manager.  James Hickman has over 25 years investment experience spanning various facets, including asset allocation, portfolio management, investment research, macroeconomic analysis and manager diligence/selection. Prior to joining Crow Point in 2013, Mr. Hickman was the Managing Partner of Aquinnah Investments, LLC, a merchant banking and investment boutique from 2007 to 2012. Previously, he helped launch and raise capital for one of the most successful multi-strategy/multi-manager open-end mutual funds, and was a portfolio manager at Boston, Massachusetts based hedge fund firm. He is a graduate of New York University’s Stern School of Business, where he received his MBA, and Williams College where he received his Bachelor of Arts degree.

Amit Chandra, Ph.D., CFA – Portfolio Manager.  Amit Chandra joined Crow Point in 2012.  He was previously the Chief Investment Officer of Golden Capital Management (“GCM”), a majority-owned subsidiary of Wells Fargo, until June 2012.  Prior to GCM, Mr. Chandra was with Wells Capital Management and one of its predecessor firms, Evergreen Investments. He joined Evergreen Investments in March 2000, where he was a senior portfolio manager, and later head of the Global Strategic Products group, which managed $12 billion in assets.  Prior to joining Evergreen, Mr. Chandra was the Director of Quantitative Research and Global Asset Allocation at Aeltus Investment Management, Inc. from 1995 - 2000.  In that role, he was responsible for the quantitative research underlying approximately $22 billion in domestic and international equity strategies. In addition to the more conventional asset classes, these strategies also included a Market-neutral fund, a REIT fund, and a family of TAA/Lifecycle funds (which invested in multiple asset classes, including U.S. and International equities, REITs, Convertibles, and Fixed Income).  Mr. Chandra received a BS in electrical engineering and quantum physics from the Indian Institute of Technology, Kanpur (1985) and a Ph.D. in management science and finance from Pennsylvania State University (1989). He is a Chartered Financial Analyst, and a member of the Boston Securities Analysts Society, the American Finance Association, and the Chicago Quantitative Alliance.

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This Supplement, and the Prospectus and Statement of Additional Information, both dated July 9, 2012, as revised, each provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All these documents are available upon request and without charge by calling the Fund at 1-877-EAS-0757(1-877-327-0757).

Please retain this Supplement for future reference.

EAS CROW POINT ALTERNATIVES FUND

(formerly EAS ALTERNATIVES FUND)

Class A	Ticker:	EASAX
Class C	Ticker:	EASYX
Class I	Ticker:	EASIX

a Series of Northern Lights Fund Trust

Supplement dated March 1, 2013 to the Statement of Additional Information dated July 9, 2012, as revised July 24, 2012 and August 24, 2012

At an in-person Board meeting held on February 6, 2013, the Trust’s Board of Trustees approved the appointment of Crow Point Partners, LLC (“Crow Point”), located at 10 New Driftway, Scituate, Massachusetts, 02066, to serve as interim and replacement investment adviser to the Fund.  A shareholder meeting is currently scheduled for March 28, 2013, at which time the shareholders will be asked to approve an investment advisory agreement with Crow Point.  Pursuant to the terms of an interim agreement (“Interim Agreement”), Crow Point will manage the Fund’s investments on a day-to-day basis and will employ substantially the same investment strategies as the previous adviser in managing the Fund’s assets.   The Interim Agreement took effect March 1, 2013 for a term of no more than 150 days later, and will be terminated upon approval of the new investment advisory agreement with Crow Point by shareholders representing a majority (as defined under the Investment Company Act of 1940, as amended) of shares of the Fund.

The prior investment advisory agreement between the Fund and Emerald Asset Advisors, LLC, the Fund’s adviser since inception, was terminated upon Emerald’s resignation and the execution of the Interim Agreement.  Any references to Emerald Asset Advisors, LLC, in the Fund’s Prospectus and Statement of Additional Information as the adviser to the Fund are hereby replaced with Crow Point Partners, LLC.

The Board of Trustees also approved a name for the Fund, effective February 15, 2013.  Therefore any references to the “EAS Alternatives Fund” are hereby replaced with the “EAS Crow Point Alternatives Fund.”  Furthermore, any references to the “EAS Trademark Capital Global Fund”” are also removed as such Fund was closed as of January 15, 2013.

The following sections of the SAI are also revised and replaced in their entirety:

Crow Point is an SEC registered investment adviser formed in 2006, organized to provide investment advisory services to individuals and pooled investment vehicles such as the Fund.  As of December 31, 2012 it had $1.1 billion in assets under management.  Crow Point is owned by Mr. Timothy O’Brien and Mr. Peter DeCaprio.  Accordingly, Messrs. O’Brien and DeCaprio are each deemed to control the adviser.  Under an Interim Agreement between the Fund and Crow Point, the Fund pays the adviser an annual advisory fee equal to 1.00% of the Fund’s average daily net assets.  This advisory fee is the same as that paid to the prior adviser.  The Interim Agreement may be terminated at any time, and without the payment of any penalty, by the Fund on 10 days prior written notice to Crow Point. Under the assigned Expense Limitation Agreement, Crow Point has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until August 31, 2014, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses such as dividend expense on securities sold short, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.95% for Class A Shares, 2.70% for Class C Shares and 1.70% for Class I Shares of the Fund's average daily net assets.  The expense limits provided by the prior adviser have been assumed by Crow Point.  The Expense Limit Agreement between the Fund and Crow Point may be terminated by the Fund’s Board of Directors upon 60 days notice.  Waived fees and reimbursed expenses are subject to possible recoupment from the Fund in future years on a rolling three year basis (i.e. within the three years after the waiver or reimbursement by the adviser or the Fund’s prior adviser) if such recoupment can be achieved within the foregoing expense limits.

Portfolio Managers

The portfolio managers of the Fund are responsible for the day-to-day management of the Fund.  Messrs. Peter DeCaprio, Timothy O’Brien, James Hickman and Amit Chandra are compensated through a base salary, bonus, and various long-term incentive compensation vehicles. In addition, the portfolio manager is eligible for the standard retirement benefits and health and welfare benefits available to all of the adviser’s employees.  As of December 31, 2012, Messrs. Peter DeCaprio, Timothy O’Brien, James Hickman and Amit Chandra held no shares of the Fund and were responsible for the management of the following types of accounts in addition to the Fund:

Portfolio Manager	Account Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Peter DeCaprio	Registered Investment Companies	1	$32.0 mil	0	0
	Other Pooled Investment Vehicles	0	$0	0	0
	Other Accounts	2	$3.7 mil	0	0

Timothy O’Brien	Registered Investment Companies	3	$900.0 mil	0	0
	Other Pooled Investment Vehicles	0	$0	0	0
	Other Accounts	0	$0	0	0
James Hickman	Registered Investment Companies	1	$20.7 mil	0	0
	Other Pooled Investment Vehicles	0	$0	0	0
	Other Accounts	0	$0	0	0
Amit Chandra	Registered Investment Companies	1	$32.0 mil	0	0
	Other Pooled Investment Vehicles	0	$0	0	0
	Other Accounts	0	$0	0	0

Ownership of Securities.

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of the date of this supplement:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Peter DeCaprio	0
Timothy O’Brien	0
James Hickman	0
Amit Chandra	0

Proxy Voting Policies

A copy of Crow Point’s Proxy Voting Policies and Procedures will be provided upon request by calling the Fund at 1-877-EAS-0757 (1-877-327-0757).

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This Supplement, and the Prospectus and Statement of Additional Information, both dated July 9, 2012, as revised, each provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All these documents are available upon request and without charge by calling the Fund at 1-877-EAS-0757 (1-877-327-0757).

Please retain this Supplement for future reference.